EXHIBIT 10.14

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

TRXADE GROUP, INC.

THIS AMENDMENT EXECUTIVE EMPLOYMENT AGREEMENT (the “Amendment”) is executed as of this 22nd of April, 2016 (“Effective Date”) by and among TRXADE, INC. a Florida corporation (the “Company”), TRXADE GROUP, INC., a Delaware corporation and parent to the Company, (the “Parent”), and Suren Ajjarapu (the “Executive”).

W I T N E S S E T H

WHEREAS, on May 24, 2013, the Company and Executive entered into that certain Executive Employment Agreement (the “Employment Agreement”), attached hereto as Exhibit A, together with a Shareholders Agreement, which was previously cancelled by all parties, and a Stock Purchase Agreement;

WHEREAS, the Company is wholly-owned by Parent;

WHEREAS, the Executive, Company and Parent desire to increase the Base Salary of Executive under the Employment Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.

Amendments to the Employment Agreement.  The following amendment is hereby made to the Employment Agreement.  As described under Section 6(a) Compensation, to the Employment Agreement, the “Base Salary” is hereby increased from $100,000.00 to One Hundred and Sixty Five Thousand ($165,000.00). The Bonus terms under Section 6(b) remain the same.

2.

Limited Effect.  Except as amended hereby, the Employment Agreement shall remain in full force and effect, and the valid and binding obligation of the parties thereto.

3.

Counterparts.  This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto, have caused this Amendment to Executive Employment Agreement to be duly executed and delivered as of the date first written above.

COMPANY: TRXADE, INC., A FLORIDA CORPORATION.

By: /s/ Prashant Patel

Prashant Patel, President

Trxade, Inc. 1115 Gunn Hwy., Odessa, Florida 33556

PARENT: TRXADE GROUP, INC., A DELAWARE CORPORATION

By: :/s/ Prashant Patel

Prashant Patel, President

TRXADE GROUP, INC., 1115 Gunn Hwy., Odessa, Florida 33556

EXECUTIVE: SUREN AJJARAPU

By:/s/ Suren Ajjarapu

Suren Ajjarapu

Address:

C/O TRXADE GROUP, INC., 1115 Gunn Hwy., Odessa, Florida 33556